UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 15, 2023

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ALBEMARLE CORPORATION
(Exact name of Registrant as specified in charter)
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Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
4250 Congress Street, Suite 900
Charlotte, North Carolina 28209
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code
(980) 299-5700
Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, $.01 Par Value	ALB	New York Stock Exchange

Section 8 - Other Events

Item 8.01.    Other Events.
Technical Report Summaries
Albemarle Corporation (“Albemarle” or the “Company”) is filing this Current Report on Form 8-K to provide the Technical Report Summaries (“TRS”) relating to the lithium mineral resources and reserves at the Company’s Greenbushes property, Salar de Atacama property and Silver Peak property, its bromine mineral resources and reserves at the Company’s Jordan Bromine Operation and Magnolia properties, and the related qualified person consents. The TRS and related qualified person consents filed as exhibits hereto will be incorporated into the Company's Annual Report on Form 10-K for the year ended December 31, 2022 by reference to this filing.
Description of Common Stock
The Company is also filing this Current Report on Form 8-K for the purpose of updating the description of its common stock contained in its Registration Statement on Form 10/A (No. 1-12658) filed with the Securities and Exchange Commission (the “SEC”) on February 11, 1994. In accordance with the interpretation of the staff of the Division of Corporation Finance of the Securities and Exchange Commission (the “Division”) set forth in Questions 123.07 and 126.23 of the Division’s Securities Act Forms Compliance and Disclosure Interpretations, the Company intends to incorporate this description by reference into certain of its filings with the SEC, including registration statements on Form S-3 or Form S-8.
Description of Common Stock Registered Pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended.
The following is a description of the capital stock of Albemarle. This description is based on Albemarle’s amended and restated articles of incorporation and amended and restated bylaws (together, the “Albemarle organizational documents”) and is subject in all respects to the Virginia Stock Corporation Act (the “VSCA”) and applicable Virginia law. This description is a summary and is qualified in its entirety by reference to the Albemarle organizational documents.
Authorized Shares of Capital Stock
Albemarle’s amended and restated articles of incorporation authorize the issuance of 150,000,000 shares of common stock, $0.01 par value per share, and 15,000,000 shares of preferred stock. As of December 31, 2022, Albemarle had one class of securities, common stock, registered under Section 12 of the Securities Exchange Act of 1934, as amended.
Common Stock
Common Stock Outstanding. The outstanding shares of the common stock are duly authorized, validly issued, fully paid and nonassessable.
Voting Rights. Each holder of Albemarle common stock is entitled to one vote per share on all matters voted on generally by shareholders, including the election of directors. Albemarle’s amended and restated articles of incorporation do not provide for cumulative voting for the election of directors. Except as otherwise required by law or with respect to any outstanding class or series of Albemarle preferred stock, the holders of Albemarle common stock possess all voting power.
Under Albemarle’s amended and restated articles of incorporation, shareholder action is generally effective if the votes cast in favor of the action exceed the votes cast against the action. The election of directors requires a plurality of the votes cast by Albemarle shareholders at a meeting at which a quorum is present. Albemarle’s amended and restated articles of incorporation require the affirmative vote of at least a majority of the outstanding shares of Albemarle common stock for the approval of mergers, statutory share exchanges, sales or other dispositions of all or substantially all of Albemarle’s assets outside the usual and regular course of business, or dissolution of Albemarle, except that the affirmative vote of 75% of the outstanding shares of Albemarle common stock is required for approval of an affiliated transaction, as defined in Section 13.1-725 of the VSCA. An affiliated transaction generally is defined by the VSCA as any of the following transactions:
•a merger with any interested shareholder (defined as any holder of more than 10% of any class of outstanding voting shares of a corporation), or with a corporation that would, immediately after the merger, be an affiliate of an interested shareholder immediately before the merger;
•a share exchange in which any interested shareholder acquires one or more classes or series of a corporation’s voting shares;

•certain dispositions of corporate assets not in the ordinary course of business, to or with an interested shareholder, or any guarantee of any indebtedness of any interested shareholder in an amount greater than 5% of a corporation’s consolidated net worth as of the date of a corporation’s most recently available financial statements;
•certain sales or other dispositions to an interested shareholder of voting shares of a corporation or any of its subsidiaries having an aggregate fair market value greater than 5% of the aggregate fair market value of all outstanding voting shares;
•any dissolution, domestication or conversion of a corporation proposed by or on behalf of an interested shareholder; or
•any reclassification of securities, including reverse stock splits, recapitalizations or mergers of the corporation with any of its subsidiaries, or any distribution or other transaction (whether or not involving an interested shareholder) that increases the percentage of the outstanding voting shares of the corporation or any of its subsidiaries, owned beneficially by any interested shareholder by more than 5%.
The supermajority voting requirement does not apply to a transaction with a shareholder who, together with his or her affiliates and associates, has been the beneficial owner of more than 10% of any class of Albemarle outstanding voting shares as of the later of (i) the close of business on February 28, 1994, the date of the distribution by Ethyl Corporation to its shareholders of all of the outstanding shares of Albemarle common stock, or (ii) the date such person became an interested shareholder with the prior approval of the disinterested directors of Albemarle.
Further, the affirmative vote of the holders of 75% of the voting power of Albemarle’s outstanding shares must approve an amendment to provisions in Albemarle’s amended and restated articles of incorporation relating to the supermajority voting requirement for affiliated transactions.
Exclusive Forum. Albemarle’s amended and restated bylaws provide that unless Albemarle consents in writing to the selection of an alternative forum, the United States District Court for the Eastern District of Virginia, Alexandria Division, or in the event that court lacks jurisdiction to hear such action, the Circuit Court of the County of Fairfax, Virginia, will be the sole and exclusive forum for any derivative action brought on behalf of Albemarle, any action asserting a claim of breach of a legal duty owed by any current or former director, officer or other employee or agent of Albemarle to Albemarle or Albemarle shareholders, any action arising pursuant to the VSCA or Albemarle’s organizational documents or any action asserting a claim governed by the internal affairs doctrine.
Dividend Rights; Rights Upon Liquidation. Subject to any preferential rights of holders of any shares of Albemarle preferred stock that may be outstanding, holders of shares of Albemarle common stock are entitled to receive dividends and other distributions on their shares of common stock out of assets legally available for distribution when, as and if authorized and declared by the Albemarle board of directors, and to share ratably in Albemarle’s assets legally available for distribution to its shareholders in the event of its liquidation, dissolution or winding-up.
Other Rights. Holders of Albemarle common stock have no preferences or preemptive, conversion, exchange, redemption or sinking fund rights. Shares of Albemarle common stock will not be liable for further calls or assessments by Albemarle, and the holders of Albemarle common stock will not be liable for any of Albemarle’s liabilities.
Listing. Albemarle’s common stock is listed on the New York Stock Exchange under the symbol “ALB.”
Transfer Agent and Registrar. EQ Shareowner Services is the transfer agent and registrar for Albemarle common stock.
Anti-Takeover Provisions
Albemarle Organizational Documents. The Albemarle organizational documents and the VSCA contain provisions that may have the effect of impeding, delaying or discouraging the acquisition of control of Albemarle by means of a tender or exchange offer, proxy fight, merger or share exchange, open market purchases or otherwise in a transaction not approved by the Albemarle board of directors. These provisions are designed to reduce, or have the effect of reducing, Albemarle’s vulnerability to an unsolicited proposal for the restructuring or sale of all or substantially all of Albemarle’s assets or an unsolicited takeover attempt that the Albemarle board of directors does not believe is in the best interests of its shareholders.
Undesignated Preferred Stock. Under Albemarle’s amended and restated articles of incorporation, the Albemarle board of directors has the authority, without further shareholder approval, to issue preferred stock in classes or series and to fix the designations, voting power, preferences and rights of the shares of each class or series and any qualifications, limitations or restrictions with respect to that class or series. Under this authority, the Albemarle board of directors could create and issue a class or series of preferred stock with rights, preferences or restrictions that have the effect of discriminating against an existing or prospective holder of Albemarle’s capital stock as a result of such holder beneficially owning or commencing a tender offer for a substantial amount of Albemarle common stock. One of the effects of authorized but unissued and unreserved shares of preferred stock may be to render it more difficult for, or discourage an attempt by, a potential acquiror to obtain control of Albemarle by means of a merger, share exchange, tender or exchange offer, proxy contest or otherwise, and thereby protect the continuity of Albemarle’s management. The issuance of shares of preferred stock may have the effect of delaying, deferring or preventing a change in control of Albemarle without any further action by Albemarle shareholders.
Additional Provisions. Other provisions of the Albemarle organizational documents that may make replacing the Albemarle board of directors more difficult include:
•75% supermajority voting requirements to approve affiliated transactions or an amendment to the provisions in Albemarle’s amended and restated articles of incorporation relating to this supermajority voting requirement;
•only the chief executive officer, president, chairman of the board, or a majority of the Albemarle board, and not shareholders, are able to call a special meeting of shareholders;
•inability of shareholders to act by less-than-unanimous written consent;
•requirements for advance notice for proposing business or making director nominations at shareholder meetings;
•requirements for advance notice for proposing business or making director nominations at shareholder meetings;
•removal of directors only for cause; and
•ability of the Albemarle board of directors to increase the size of the board of directors and fill vacancies on the board of directors.
Affiliated Transactions Statute
The VSCA contains provisions governing affiliated transactions. In general, these provisions prohibit a Virginia corporation from engaging in affiliated transactions with any holder of more than 10% of any class of its outstanding voting shares, or an interested shareholder, for a period of three years following the date that such person became an interested shareholder unless:
•a majority of (but not fewer than two) disinterested directors on the board of directors of the corporation and the holders of two-thirds of the voting shares, other than the shares beneficially owned by the interested shareholder, approve the affiliated transaction; or
•before the date the person became an interested shareholder, a majority of the disinterested directors on the board of directors approved the transaction that resulted in the shareholder becoming an interested shareholder.
After three years, any such transaction must satisfy certain fair price requirements in the statute or be approved by the holders of two-thirds of the voting shares, other than the shares beneficially owned by the interested shareholder. For a description of the affiliated transactions subject to this approval requirement, see “⸺ Common Stock ⸺ Voting Rights.”
Control Share Acquisitions Statute
The VSCA also contains provisions relating to control share acquisitions, which are transactions causing the voting power of any person acquiring beneficial ownership of shares of a Virginia public corporation to meet or exceed certain threshold percentages (20%, 33 1/3% or 50%) of the total votes entitled to be cast for the election of directors. Shares acquired in a control share acquisition have no voting rights unless:
•the voting rights are granted by a majority vote of all outstanding shares other than those held by the acquiring person or any officer or employee director of the corporation; or
•the articles of incorporation or bylaws of the corporation provide that these Virginia law provisions do not apply to acquisitions of its shares.
The acquiring person may require that a special meeting of the shareholders be held to consider the grant of voting rights to the shares acquired in the control share acquisition.
As permitted by Virginia law, the Albemarle board of directors has adopted a bylaw providing that the control share acquisition provisions of Virginia law do not apply to the acquisition of its shares.

Section 9 - Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

    (d) Exhibits.

Exhibit
Number	Exhibit
*23.1	Consent of SRK Consulting (U.S), Inc. regarding lithium reserves and resources

*23.2	Consent of Fastmarkets regarding market studies for lithium reserves and resources

*23.3	Consent of RPS Energy Canada Ltd regarding bromine reserves and resources

*23.4	Consent of RESPEC regarding bromine reserves and resources

*96.1	SEC Technical Report Summary Pre-Feasibility Study Greenbushes Mine Western Australia, prepared by SRK Consulting (U.S), Inc., dated February 14, 2023

*96.2	SEC Technical Report Summary, Pre-Feasibility Study, Salar de Atacama Region II, Chile, prepared by SRK Consulting (U.S), Inc., dated February 14, 2023

*96.3	SEC Technical Report Summary, Pre-Feasibility Study, Silver Peak Lithium Operation, Nevada, USA, prepared by SRK Consulting (U.S), Inc., dated February 14, 2023

*96.4	SEC Technical Report Summary for Jordan Bromine Operation, prepared by RPS Energy Canada Ltd and RESPEC Consulting Inc., dated February 15, 2023

*96.5	SEC Technical Report Summary for Magnolia Field Bromine Reserves, prepared by RPS Energy Canada Ltd, dated February 15, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Included with this filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2023

ALBEMARLE CORPORATION

By:	/s/ Kristin M. Coleman
Kristin M. Coleman
Executive Vice President, General Counsel and Corporate Secretary